MONY LIFE INSURANCE COMPANY OF AMERICA
1290 Avenue of the Americas
New York NY 10104

Dodie Kent
Vice President and
Associate General Counsel
212-314-3970
Fax: 212-707-1791

September 10, 2013

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY America Variable Account L (the “Registrant”) Registration Nos.:

333-104162 and 811-04234 MONY Variable Universal Life - 2003

333-06071 and 811-04234 Corporate Sponsored Variable Universal Life

333-72596 and 811-04234 MONY Variable Universal Life – 2002

333-72578 and 811-04234 MONY Survivorship Variable Universal Life

333-56969 and 811-04234 MONY Custom Equity Master

333-64417 and 811-04234 MONY Custom Estate Master

033-82570 and 811-04234 The MONYEquity Master

002-95990 and 811-04234 The Strategist

333-134304 and 811-04234 Incentive Life Legacy and Incentive Life Legacy II

Commissioners:

MONY Life Insurance Company of America (“MONY America”), on behalf of the Registrant, has sent to contract owners semi-annual reports for the period ended June 30, 2013 for the following mutual funds in which the Registrant invests:

•	AXA PREMIER VIP TRUST – Underlying Funds:
•	AXA Aggressive Allocation
•	AXA Conservative Allocation
•	AXA Conservative-Plus Allocation
•	AXA Moderate Allocation
•	AXA Moderate-Plus Allocation
•	Multimanager Aggressive Equity
•	Multimanager Core Bond
•	Multimanager Large Cap Value
•	Multimanager Multi-Sector Bond
•	Multimanager Small Cap Growth

•	EQ ADVISORS TRUST – Underlying Funds:
•	All Asset Growth-Alt 20 Portfolio
•	EQ/AllianceBernstein Small Cap Growth
•	EQ/BlackRock Basic Value Equity
•	EQ/Boston Advisors Equity Income
•	EQ/Calvert Socially Responsible

•	EQ/Capital Guardian Research
•	EQ/Common Stock Index
•	EQ/Core Bond Index
•	EQ/Equity Growth PLUS
•	EQ/GAMCO Small Company Value
•	EQ/Global Multi-Sector Equity
•	EQ/Intermediate Government Bond
•	EQ/International Equity Index
•	EQ/International Value PLUS
•	EQ/JPMorgan Value Opportunities
•	EQ/Large Cap Growth Index
•	EQ/Large Cap Growth PLUS
•	EQ/Large Cap Value Index
•	EQ/Large Cap Value PLUS
•	EQ/MFS International Growth
•	EQ/Mid Cap Index
•	EQ/Mid Cap Value PLUS
•	EQ/Money Market
•	EQ/Montag & Caldwell Growth
•	EQ/Morgan Stanley Mid Cap Growth
•	EQ/PIMCO Ultra Short Bond
•	EQ/Quality Bond PLUS
•	EQ/Small Company Index
•	EQ/T. Rowe Price Growth Stock
•	EQ/UBS Growth and Income

•	AIM VARIABLE INSURANCE FUNDS – Series 1(A):
•	Invesco V.I. Diversified Dividend
•	Invesco V.I. Global Health Care
•	Invesco V.I. Technology
•	Invesco V.I. Global Core Equity

•	DREYFUS INVESTMENT PORTFOLIOS – Service (B) and Initial Class (A):
•	Dreyfus Stock Index Fund, Inc.

•	FIDELITY VARIABLE INSURANCE PRODUCTS – Service (B) and Initial Class (A):
•	VIP Asset ManagerSM
•	VIP Contrafund® Portfolio
•	VIP Growth and Income Portfolio

•	FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS – Underlying Funds:
•	Franklin Rising Dividends Securities
•	Franklin Income Securities

•	JANUS ASPEN SERIES – Underlying Funds:
•	Janus Aspen Global Resarch Portfolios
•	Janus Aspen Series Balanced
•	Janus Aspen Series Enterprise
•	Janus Aspen Series Forty
•	Janus Aspen Series Overseas
•	Janus Aspen Series Perkins Mid Cap Value

•	MFS VARIABLE INSURANCE TRUST – Initial Class (A):
•	MFS Utilities Series

•	OPPENHEIMER VARIABLE ACCOUNT FUNDS – Service Class B:
•	Oppenheimer Global Securities Fund/VA

•	PIMCO VARIABLE INSURANCE TRUST – Administrative Class A:
•	Global Bond Portfolio (Unhedged)

•	UNIVERSAL INSTITUTIONAL FUNDS, INC. – Share Class 1 (A)

•	U.I.F. Emerging Markets Debt

•	VAN ECK WORLDWIDE INSURANCE TRUST – Underlying Funds:

•	Van Eck VIP Emerging Markets

•	Van Eck VIP Global Hard Assets

•	Van Eck VIP Unconstrained Emerging Markets Bond

Some of the funds listed above may not be available under every contract offered by the Registrant.

MONY America understands that the Funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent